UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  December 27, 2005
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-118843                 36-4514369
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

      201 North Tryon Street, Charlotte, North Carolina            28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code  (704) 387-8239
                                                  ------------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01   Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------
      (23)                              Consent of PricewaterhouseCoopers LLP,
                                        independent registered public
                                        accountants of Assured Guaranty Corp. in connection with Banc of America Mortgage
                                        Securities, Inc, Mortgage Pass-Through
                                        Certificates, Series 2005-12

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BANC OF AMERICA MORTGAGE SECURITIES, INC.


December 27, 2005

                                    By:     /s/ Judy Lowman
                                          -----------------------------------
                                          Judy Lowman
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

   (23)                 Consent of PricewaterhouseCoopers              E
                        LLP, independent registered public
                        accountants of Assured Guaranty
                        Corp. in connection with Banc of
                        America Mortgage Securities, Inc.;
                        Mortgage Pass-Through Certificates,
                        Series 2005-12